                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That the undersigned officers and/or directors of U.S.I. Holdings Corporation, a Delaware corporation, do and each of them does, hereby constitute and appoint David L. Eslick and Robert S. Schneider, his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, to sign the U.S.I. Holdings Corporation Form 10-K for the year ending December 31, 2002 and any and all future amendments thereto; and to file said Form 10-K and any such amendments with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 SIGNATURE                                               TITLE                                      DATE
------------------------------------------        ----------------------------------------------------         ---------------

          /s/ David L. Eslick                     Chairman, President and Chief Executive Officer              March 28, 2003
------------------------------------------        (Principal Executive Officer) and Director
              David L. Eslick

        /s/ Robert S. Schneider                   Executive Vice President and Chief Financial Officer         March 28, 2003
------------------------------------------        (Principal Financial Officer)
            Robert S. Schneider

         /s/ Jason S. Mitchell                    Controller (Principal Accounting Officer)                    March 28, 2003
------------------------------------------
             Jason S. Mitchell

        /s/ Richard A. Haverland                  Director                                                     March 28, 2003
------------------------------------------
            Richard A. Haverland

          /s/ Thomas A. Hayes                     Director                                                     March 28, 2003
------------------------------------------
              Thomas A. Hayes

       /s/ Philip E. Larson, III                  Director                                                     March 28, 2003
------------------------------------------
           Philip E. Larson, III

           /s/ Robert Spass                       Director                                                     March 28, 2003
------------------------------------------
               Robert Spass

         /s/ Robert F. Wright                     Director                                                     March 28, 2003
------------------------------------------
             Robert F. Wright